UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2023

Peakstone Realty Trust
(Exact name of registrant as specified in its charter)

Commission File Number:  001-41686

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 606-3200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common shares, $0.001 par value per share	PKST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2023, Peakstone Realty Trust (the “Company”) terminated the employment of Louis K. Sohn, Executive Vice President of the Company, without cause, effective as of December 31, 2023 (the “Separation Date”).

In connection with the termination of Mr. Sohn’s employment, and in accordance with that certain Employment Agreement by and between Mr. Sohn and the Company, dated December 14, 2018 (the “Employment Agreement”), subject to the satisfaction of certain conditions contained in the Employment Agreement including Mr. Sohn’s execution, delivery and non-revocation of a release of claims, Mr. Sohn will be eligible to receive the payments and benefits set forth in the Employment Agreement in the event of a termination by the Company without “Cause”, including: (i) a lump-sum cash payment equal to $437,500, which is equal to Mr. Sohn’s 2023 annual cash bonus, assuming achievement of individual and Company performance goals at target levels; (ii) a lump-sum cash payment equal to $718,750, which is equal to the sum of (a) Mr. Sohn’s base salary plus (b) the average of the annual cash bonuses paid to Mr. Sohn for calendar years 2021 and 2022; (iii) a lump-sum cash payment equal to $17,762, comprised of (x) $12,265 being one year of the employer portion of the cost of coverage under the Company’s group medical plan for Mr. Sohn and his dependents at the level in effect on the Separation Date, plus (y) $5,497 for estimated income tax with respect to such healthcare payment; and (iv) accelerated vesting of all Company equity-based awards held by Mr. Sohn and of his account under the Company’s Executive Deferred Compensation Plan.

The Company expects that it will enter into a Separation Agreement with Mr. Sohn reflecting the foregoing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peakstone Realty Trust

Date: November 22, 2023	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer